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                      Prudential Global Genesis Fund, Inc.
                      Supplement dated November 6, 1996 to
                         Prospectus dated July 30, 1996
    The following information supplements ``How the Fund Invests--Other Investments and Policies--Securities Lending'' in the Prospectus:
    On October 30, 1996, shareholders approved changes in the Fund's investment restrictions to enable the Fund to lend its portfolio securities to brokers, dealers and financial institutions provided that outstanding loans (i) do not exceed in the aggregate 30% of the value of the Fund's total assets, (ii) are callable at any time by the Fund and (iii) are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.
    The following information supplements ``How the Fund is Managed--Manager'' in the Prospectus.
    The Fund is advised by Prudential Investments' global small company investment team which is part of The Prudential Investment Corporation (PIC). This team is comprised of 29 investment professionals regionally based in Japan, Europe, North America and Southeast Asia and provides investment management services to institutional clients. As of September 30, 1996, Prudential Investments' global small company investment team had approximately $500 million in global small capitalization assets under management. Its investment approach emphasizes independent, local research on small, growing companies. Stephen F. Auth heads the investment team, oversees the investment process and manages the overall regional and country allocations of the Fund. Mr. Auth has been employed by PIC since 1985.
MF 136C-2 (11/6/96)